UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

December 16, 2014

(Date of earliest event reported)

SABINE OIL & GAS CORPORATION

(Formerly Forest Oil Corporation)

(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1415 Louisiana, Suite 1600

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(832) 242-6900

(Registrant’s telephone number, including area code)

Forest Oil Corporation

707 17th Street, Suite 3600

Denver, Colorado, 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

i

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 1 to Merger Agreement

On December 16, 2014, Forest Oil Corporation1, a New York corporation (“Forest” or the “Company”), Sabine Investor Holdings LLC, a Delaware limited liability company (“Sabine Investor Holdings”), FR XI Onshore AIV, LLC, a Delaware limited liability company (“AIV Holdings”), Sabine Oil & Gas Holdings LLC, a Delaware limited liability company (“Sabine Holdings”), Sabine Oil & Gas Holdings II LLC, a Delaware limited liability company (“Sabine Holdings II”) and Sabine Oil & Gas LLC, a Delaware limited liability company (“Sabine O&G”), entered into Amendment No. 1 (“Amendment No. 1”) to the Amended and Restated Agreement and Plan of Merger, dated as of May 5, 2014, and amended and restated as of July 9, 2014 (the “Original Merger Agreement” and the Original Merger Agreement as amended by Amendment No. 1, the “Amended Merger Agreement”).

Pursuant to the terms of the Original Merger Agreement, Sabine Investor Holdings agreed to contribute all of its equity interests in Sabine Holdings, and AIV Holdings agreed to contribute all of the equity interests in two other holding companies, FR NFR Holdings, Inc. and FR NFR, PI, Inc., to Forest, with Sabine Holdings becoming a wholly owned subsidiary of Forest (the “Contribution”). Pursuant to the terms of Amendment No. 1, the consideration payable to Sabine Investor Holdings and AIV Holdings in connection with the Contribution was modified such that upon the consummation of the Contribution, Sabine Investor Holdings and AIV Holdings received shares of Forest common stock (the “Common Shares”) and Series A senior non-voting equity-equivalent preferred stock (the “Series A Preferred Shares”), collectively representing approximately a 73.5% economic interest in Forest and 40% of the total voting power in Forest. Holders of Common Shares immediately prior to the closing of the transactions contemplated by the Amended Merger Agreement (the “Transactions”) continued to hold their Common Shares following the closing of the Transactions (the “Closing”), which immediately following the Closing represented approximately a 26.5% economic interest in Forest and 60% of the total voting power in Forest. Immediately following the Closing, AIV Holdings contributed all of the Common Shares and Series A Preferred Shares it received in the Contribution to Sabine Investor Holdings.

The consummation of the Transactions pursuant to the terms of the Amended Merger Agreement does not require a change of control offer to be made by Forest under the indentures governing Forest’s existing 7.25% notes due 2019 and 7.50% notes due 2020.

The Series A Preferred Shares are convertible into Forest Common Shares at the option of Sabine Investor Holdings if (1) Sabine Investor Holdings is able to convert a portion of the Series A Preferred Shares into Common Shares and, as a result of such conversion, would not, together with affiliates, hold more than 50% of the Company’s voting power and (2) Forest’s board of directors (the “Board”) approves such conversion (such approval not to be unreasonably withheld). In addition, Series A Preferred Shares will convert automatically if Sabine Investor Holdings transfers such shares to a third party and such third party would not, together with its affiliates, hold more than 50% of the Company’s voting power upon receipt of such shares as voting securities.

The Series A Preferred Shares are non-voting. Initially, in connection with a conversion of Series A Preferred Shares into Common Shares as described in the preceding paragraph, each Series A Preferred Share will be convertible into 100 Common Shares. If the Reincorporation Merger (as defined below) is not approved by holders of the requisite number of Forest shares at the first special meeting of Forest shareholders held for such purpose, then from the date of such special meeting until the time at which the Reincorporation Merger is approved by the Company’s shareholders, the conversion ratio will be adjusted upwards such that, on an annualized basis, the adjustment results in the Series A Preferred Shares being convertible into an additional number of Common Shares equal to 10% of the total number of Common Shares underlying all of the then outstanding Series A Preferred Shares (assuming all such Series A Preferred Shares were then convertible into Common Shares). The adjustment to the foregoing conversion ratio will be calculated quarterly.

The summary of the Amended Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of Amendment No. 1, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference, and the full text of the Original Merger Agreement, which is filed as Exhibit 2.2 hereto and which is incorporated herein by reference.

[1]	Forest Oil Corporation changed its name to Sabine Oil & Gas Corporation. To avoid confusion in this Current Report, the Registrant is referred to as “Forest” or the “Company.”

Second Amended Stockholder’s Agreement

In connection with its entry into Amendment No. 1, on December 16, 2014, Forest entered into a Second Amended and Restated Stockholder’s Agreement (the “Second Amended Stockholder’s Agreement”) with Sabine Investor Holdings and AIV Holdings.

The Second Amended Stockholder’s Agreement amends and replaces the Amended and Restated Stockholder’s Agreement, dated as of July 9, 2014, by and among the Company, Sabine Investor Holdings and AIV Holdings (the “Original Stockholder’s Agreement”), a description of which was contained in the Company’s Current Report on Form 8-K filed on July 10, 2014.

Pursuant to the Second Amended Stockholder’s Agreement, following the Closing, Sabine Investor Holdings and AIV Holdings may designate a number of members of the Board equal to the lesser of (1) their combined voting percentage in Forest common stock and (2) one less than the number of directors that would represent a majority of the Board if there were no vacancies. The remaining directors will be designated by the Nominating and Governance Committee of the Board. These rights will remain in effect as long as Sabine Investor Holdings and AIV Holdings beneficially own, in aggregate, 15% or more of the outstanding Common Shares. The transfer restrictions under the Original Stockholders Agreement have been eliminated.

Pursuant to the Second Amended Stockholder’s Agreement, Forest agreed that, after the Closing, it would submit to its shareholders for their approval a plan to reincorporate Forest from New York to Delaware, through a reincorporation merger (the “Reincorporation Merger”). Sabine Investor Holdings and AIV Holdings agreed to use their reasonable best efforts to cause the approval of the Reincorporation Merger. In addition, the Company has agreed to use its reasonable best efforts to re-list its securities on The New York Stock Exchange (the “NYSE”), if possible, or NASDAQ otherwise, in each case on the market, listing platform, or market tier within the NYSE or NASDAQ with the highest listing standards for which the Company is then qualified. The requirement to use reasonable best efforts for any such re-listing will not require the Company to issue securities. Sabine Investor Holdings and AIV Holdings agreed to use their reasonable best efforts to cause the approval of any action submitted to a vote of shareholders by the Board that the Board determines is reasonably necessary for any such re-listing.

The foregoing summary of the Second Amended Stockholder’s Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amended Stockholder’s Agreement, which is filed as Exhibit 10.6 hereto and which is incorporated herein by reference.

Second Amended Registration Rights Agreement

In connection with its entry into Amendment No. 1, on December 16, 2014, Forest entered into a Second Amended and Restated Registration Rights Agreement (the “Second Amended Registration Rights Agreement”) with Sabine Investor Holdings and AIV Holdings.

The Second Amended Registration Rights Agreement amends and replaces the Amended and Restated Registration Rights Agreement, dated as of July 9, 2014, by and among the Company, Sabine Investor Holdings and AIV Holdings, a description of which was contained in the Company’s Current Report on Form 8-K filed on July 10, 2014.

Pursuant to the Second Amended Registration Rights Agreement, First Reserve Fund XI, L.P. (“First Reserve”) will have certain registration rights, including demand registration rights, shelf registration rights and rights to request shelf take-downs (including marketed underwritten shelf take-downs). Forest will not be obligated to effect, at the request of First Reserve, (1) more than four demand registrations and/or marketed underwritten shelf take-downs or (2) more than one marketed underwritten offering pursuant to the Amended Registration Rights Agreement in any consecutive 90-day period.

The foregoing summary of the Second Amended Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amended Registration Rights Agreement, which is filed as Exhibit 10.5 to this Form 8-K.

Item 1.02	Termination of Material Definitive Agreement.

In connection with the consummation of the Transactions and the refinancing of the revolving credit facilities of Forest and Sabine O&G, on December 16, 2014, the Company terminated the Credit Agreement, dated as of June 30, 2011, maturing June 30, 2016 (as amended, the “Prior Credit Agreement”), by and among the Company, as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. A portion of the proceeds of the borrowings under the Credit Agreement (as defined below) were used to, among other things, repay all outstanding indebtedness under the Prior Credit Agreement.

In addition, in connection with the consummation of the Transactions, on December 16, 2014, the bridge financing commitments that Sabine O&G had obtained to finance the repurchase of the Forest Notes (as defined below) under the terms of the Original Merger Agreement were terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to Item 1.01 of this Current Report on Form 8-K, which is incorporated into this Item 2.01 by reference.

Under the terms of the Amended Merger Agreement, 59,941,540 and 19,300,376 Common Shares were issued to Sabine Investor Holdings and AIV Holdings, respectively, and 1,897,860 and 611,085 Series A Preferred Shares were issued to Sabine Investor Holdings and AIV Holdings, respectively. Immediately following the Contribution, FR NFR Holdings, Inc. and FR NFR PI, Inc. merged with and into Forest, with Forest surviving. Sabine Holdings, Sabine Holdings II and Sabine O&G subsequently merged with and into Forest, with Forest surviving and the operating subsidiaries of Sabine O&G becoming subsidiaries of Forest.

The summary of the Amended Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of Amendment No. 1, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference, and the full text of the Original Merger Agreement, which is filed as Exhibit 2.2 hereto and which is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Credit Agreement

On December 16, 2014, Forest amended and restated the Amended and Restated First Lien Credit Agreement, dated as of April 28, 2009, maturing on April 7, 2016, by and among Sabine O&G, Wells Fargo Bank, National Association, as administrative agent, and the lenders and other parties party thereto with the Second Amended and Restated Credit Agreement (the “Credit Agreement”). The Credit Agreement provides for a $2,000,000,000 revolving credit facility, with an initial borrowing base of $1,000,000,000. The Credit Agreement includes a sub-limit permitting up to $100 million of letters of credit.

The borrowing base is subject to redeterminations by the lenders semi-annually, each April 1 and October 1, beginning April 1, 2015 or such later time as Forest may agree upon request of the administrative agent, or as the majority lenders may agree upon the request of Forest. Forest and, after the first scheduled redetermination, the lenders may each request two unscheduled borrowing base redeterminations during any 12-month period. The borrowing base under the Credit Agreement could increase or decrease in connection with a redetermination with increases being subject to the approval of all lenders and decreases (and redeterminations maintaining the borrowing base) being subject to the approval of two-thirds of the lenders as measured by exposure. The borrowing base is also subject to reduction as a result of certain issuances of additional debt, certain asset sales, cancellation of certain hedging positions or lack of sufficient title information. A reduction of the borrowing base would require us to repay outstanding exposure under the Credit Agreement in excess of the new borrowing base.

On December 16, 2014, Forest borrowed $750,834,604 under the Credit Agreement, which was used to, among other things, to refinance borrowings under the prior revolving credit agreements of Forest and Sabine O&G and to fund costs and expenses in connection with the transactions.

Loans under the Credit Agreement bear interest at Forest’s option at either:

•	the sum of (1) the Alternate Base Rate, which is defined as the highest of (a) Wells Fargo Bank, National Association’s prime rate; (b) the federal funds effective rate plus 0.50%; or (c) the Eurodollar Rate (as defined in the Credit Agreement) for a one-month interest period plus 1% and (2) a margin varying from 0.50% to 1.50% depending on Forest’s most recent borrowing base utilization percentage; or

•	the Eurodollar Rate plus a margin varying from 1.50% to 2.50% depending on Forest’s most recent borrowing base utilization percentage.

The unused portion of the Credit Agreement is subject to a commitment fee ranging from 0.375% to 0.50% per annum depending on Forest’s most recent borrowing base utilization percentage.

The Credit Agreement also provides for certain representations and warranties, events of default, affirmative covenants and negative covenants customary for transactions of this type, including a financial maintenance covenant in the form of a first lien secured leverage ratio not to exceed 3.0 to 1.0. The Credit Agreement provides that that all obligations thereunder as well as certain swap and cash management obligations will, subject to certain terms and exceptions, be jointly and severally guaranteed by the guarantors described therein.

The Credit Agreement provides that all such obligations and the guarantees will be secured by a lien on at least 80% of the PV-9 of the borrowing base properties evaluated in the most recent reserve report delivered to the administrative agent and a pledge of all of the capital stock of Forest’s restricted subsidiaries, subject to certain customary grace periods and exceptions. The Credit Agreement matures on the earlier of (1) the date that is the fifth anniversary of the closing date and (2) the date that is 91 days prior to the maturity date of the Second Lien Credit Agreement (as defined below), if it is in existence at such time, and is subject to terms of the Intercreditor Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

The summary of the Credit Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.

Second Lien Credit Agreement Amendment

In connection with the consummation of the Transactions, on December 16, 2014, Sabine O&G, entered into Amendment No. 2 to the Credit Agreement (the “Second Amendment”), among Sabine O&G, Bank of America, N.A., as administrative Agent and the incremental term lenders party thereto.

The Second Amendment amends the Second Lien Credit Agreement, dated as of December 14, 2012 (as amended by Amendment No. 1 to the Credit Agreement, dated as of January 23, 2013, and the Second Amendment, the “Second Lien Credit Agreement”) among Sabine O&G, Bank of America, N.A., as administrative agent, the lenders party thereto and the other parties thereto to provide for $50,000,000 of incremental term loans (the “Incremental Term Loans”). The Incremental Term Loans are fungible with the existing $650,000,000 of second lien loans under the Second Lien Credit Agreement, including with respect to interest and, in the case of eurodollar borrowings, they bear interest at the Adjusted Eurodollar Rate (as defined in the Second Lien Credit Agreement) plus 7.50%, with an interest rate floor of 1.25%, and, in the case of alternate base rate borrowings, they bear interest at the Alternate Base Rate (as defined in the Second Lien Credit Agreement) plus 6.50%, with an interest rate floor of 2.25%.

The description of the Second Amendment and the Second Lien Credit Agreement above do not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, and Amendment No. 1 to the Credit Agreement, copies of which are filed as Exhibit 10.4 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Second Lien Credit Agreement Assumption Agreement

In connection with the consummation of the Transactions, Forest entered into the Assumption Agreement, dated as of December 16, 2014 (the “Assumption Agreement”). Pursuant to the Assumption Agreement, Forest has unconditionally assumed all of the obligations of the “Borrower” under the Second Lien Credit Agreement.

The description of the Assumption Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Assumption Agreement, a copy of which is filed as Exhibit 10.7 hereto and which is incorporated herein by reference.

Forest Supplemental Indentures

In connection with the consummation of the Transactions, Forest entered into that certain (a) First Supplemental Indenture (the “2019 Forest Supplemental Indenture”) to the Indenture, dated as of June 6, 2007, (the “2019 Forest Indenture”), by and among Forest, Sabine East Texas Basin LLC, Sabine Oil & Gas Finance Corporation, Sabine Williston Basin LLC, Sabine Bear Paw Basin LLC, Redrock Drilling, LLC, Sabine South Texas LLC, Giant Gas Gathering LLC, Sabine Mid-Continent Gathering LLC, Sabine South Texas Gathering LLC and Sabine Mid-Continent LLC (collectively, the “New Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), relating to the 7.25% Senior Notes due 2019 (the “2019 Forest Notes”) and (b) First Supplemental Indenture (the “2020 Forest Supplemental Indenture” and, together with the 2019 Forest Supplemental Indenture, the “Forest Supplemental Indentures”) to the Indenture, dated as of September 17, 2012 (the “2020 Forest Indenture” and, together with the 2019 Forest Indenture, the “Forest Indentures”), by and among Forest, the New Guarantors and the Trustee, relating to the 7.50% Senior Notes due 2020 (the “2020 Forest Notes” and, together with the 2019 Forest Notes, the “Forest Notes”). Pursuant to the Forest Supplemental Indentures, the New Guarantors have unconditionally guaranteed all of Forest’s obligations under the Forest Indentures providing for the issuance of the Forest Notes.

The description of the Forest Supplemental Indentures above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Forest Supplemental Indentures, copies of which are filed as Exhibit 4.1 and 4.2, respectively, hereto and which are incorporated herein by reference.

Sabine Supplemental Indentures

In connection with the consummation of the merger, Forest entered into the Fifth Supplemental Indenture, dated as of December 16, 2014 (the “Sabine Supplemental Indenture”), among Forest Oil Corporation (the “Successor Issuer”), Sabine Oil & Gas LLC (f/k/a NFR Energy LLC) (the “Original Issuer”), Sabine Oil & Gas Finance Corporation (f/k/a NFR Energy Finance Corporation) (together with the Original Issuer, the “Original Issuers”) and The Bank of New York Mellon Trust Company, N.A, as trustee.

Pursuant to the Sabine Supplemental Indenture, the Successor Issuer has unconditionally assumed all of the obligations of the Original Issuer under the Indenture dated as of February 12, 2010 (as supplemented, modified or amended, the “Sabine Indenture”) providing for the issuance of the Original Issuers’ 9.75% Senior Notes due 2017 (the “Sabine Notes”). On February 12, 2010, the Original Issuers co-issued $200.0 million of the Sabine Notes at 98.73% and on April 14, 2010, the Original Issuers issued an additional $150.0 million of the Sabine Notes at 98.75%.

The description of the Sabine Indenture and the Sabine Supplemental Indenture above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Sabine Supplemental Indenture and the Sabine Indenture, copies of which are filed as Exhibits 4.3 and 4.4, respectively, hereto and which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to Items 1.01 and 2.01 of this Current Report on Form 8-K, each of which is incorporated into this Item 3.02 by reference.

As described in Item 2.01, the Company issued an aggregate of 79,241,916 Common Shares and 2,508,945 Series A Preferred Shares (convertible into 250,894,494 Common Shares) to Sabine Investor Holdings and AIV Holdings at the Closing pursuant to the Amended Merger Agreement.

The issuance of the Common Shares and Series A Preferred Shares pursuant to the Amended Merger Agreement was made in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act.

Item 8.01	Other Events.

On December 16, 2014, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Financial statements of businesses acquired and pro forma financial information

The audited financial statements of Sabine Oil & Gas LLC required by Item 9.01(a) of Form 8-K, the unaudited financial statements of Sabine Oil & Gas LLC required by Item 9.01(a) of Form 8-K and the unaudited pro forma combined financial statements and notes related thereto related to the completion of the Transactions as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013 will be filed by an amendment to this report within the time period specified in the instructions to Item 9.01 of Form 8-K.

(d) Exhibits.

No.	Exhibit

2.1	Amendment No. 1, dated December 16, 2014, to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2014, by and among Sabine Investor Holdings LLC, Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC, Forest Oil Corporation and FR XI Onshore AIV, LLC.

2.2	Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2014, by and among Sabine Investor Holdings LLC, Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC, Forest Oil Corporation and FR XI Onshore AIV, LLC, incorporated herein by reference to Exhibit 2.1 to Form 8-K for Forest Oil Corporation filed July 10, 2014 (File No. 001-13515).

4.1	First Supplemental Indenture, dated as of December 16, 2014, under the Indenture, dated as of June 6, 2007, among Forest Oil Corporation, Sabine East Texas Basin LLC, Sabine Oil & Gas Finance Corporation, Sabine Williston Basin LLC, Sabine Bear Paw Basin LLC, Redrock Drilling, LLC, Sabine South Texas LLC, Giant Gas Gathering LLC, Sabine Mid-Continent Gathering LLC, Sabine South Texas Gathering LLC, Sabine Mid-Continent LLC, and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of December 16, 2014 under the Indenture, dated as of September 17, 2012, among Forest Oil Corporation, Sabine East Texas Basin LLC, Sabine Oil & Gas Finance Corporation, Sabine Williston Basin LLC, Sabine Bear Paw Basin LLC, Redrock Drilling, LLC, Sabine South Texas LLC, Giant Gas Gathering LLC, Sabine Mid-Continent Gathering LLC, Sabine South Texas Gathering LLC, Sabine Mid-Continent LLC and U.S. Bank National Association, as trustee.

4.3	Fifth Supplemental Indenture, dated as of December 16, 2014 under the Indenture, dated as of February 12, 2010, among Forest Oil Corporation, Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), Sabine Oil & Gas Finance Corporation (f/k/a NFR Energy Finance Corporation) and The Bank of New York Mellon Trust Company, N.A, as trustee.

4.4	Indenture, dated as of February 12, 2010, by and among Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), Sabine Oil & Gas Finance Corporation (f/k/a NFR Energy Finance Corporation), the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, as trustee.

10.1	Intercreditor Agreement, dated December 14, 2012, by and among Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), as borrower, Wells Fargo Bank, National Association, as administrative agent for the senior indebtedness and Bank of America, N.A., in its capacity as administrative agent for the second lien obligations.

10.2	Second Amended and Restated Credit Agreement, dated as of December 16, 2014 among Forest Oil Corporation, Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto and the other parties thereto.

10.3	Amendment No. 1 to the Credit Agreement, dated as of January 23, 2013, among Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), Bank of America, N.A., as administrative agent, the lenders party thereto and the other parties thereto.

10.4	Amendment No. 2 to the Credit Agreement, dated December 16, 2014, among Sabine Oil & Gas LLC, Bank of America, N.A., as administrative agent, the lenders party thereto and the other parties thereto.

10.5	Second Amended and Restated Registration Rights Agreement, dated as of December 16, 2014, by and among Sabine Investor Holdings LLC, Forest Oil Corporation and FR XI Onshore AIV, LLC.

10.6	Second Amended and Restated Stockholder’s Agreement, dated as of December 16, 2014, by and among Sabine Investor Holdings LLC, FR XI Onshore AIV, LLC and Forest Oil Corporation.

10.7	Assumption Agreement, dated as of December 16, 2014, entered into by Forest Oil Corporation.

99.1	Press release, dated December 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE OIL & GAS CORPORATION

December 22, 2014

	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Senior Vice President, Land & Legal, General Counsel, Chief Compliance Office and Secretary

Exhibit Index

No.	Exhibit

2.1	Amendment No. 1, dated December 16, 2014, to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2014, by and among Sabine Investor Holdings LLC, Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC, Forest Oil Corporation and FR XI Onshore AIV, LLC.

2.2	Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2014, by and among Sabine Investor Holdings LLC, Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC, Forest Oil Corporation and FR XI Onshore AIV, LLC, incorporated herein by reference to Exhibit 2.1 to Form 8-K for Forest Oil Corporation filed July 10, 2014 (File No. 001-13515).

4.1	First Supplemental Indenture, dated as of December 16, 2014, under the Indenture, dated as of June 6, 2007, among Forest Oil Corporation, Sabine East Texas Basin LLC, Sabine Oil & Gas Finance Corporation, Sabine Williston Basin LLC, Sabine Bear Paw Basin LLC, Redrock Drilling, LLC, Sabine South Texas LLC, Giant Gas Gathering LLC, Sabine Mid-Continent Gathering LLC, Sabine South Texas Gathering LLC, Sabine Mid-Continent LLC, and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of December 16, 2014 under the Indenture, dated as of September 17, 2012, among Forest Oil Corporation, Sabine East Texas Basin LLC, Sabine Oil & Gas Finance Corporation, Sabine Williston Basin LLC, Sabine Bear Paw Basin LLC, Redrock Drilling, LLC, Sabine South Texas LLC, Giant Gas Gathering LLC, Sabine Mid-Continent Gathering LLC, Sabine South Texas Gathering LLC, Sabine Mid-Continent LLC and U.S. Bank National Association, as trustee.

4.3	Fifth Supplemental Indenture, dated as of December 16, 2014 under the Indenture, dated as of February 12, 2010, among Forest Oil Corporation, Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), Sabine Oil & Gas Finance Corporation (f/k/a NFR Energy Finance Corporation) and The Bank of New York Mellon Trust Company, N.A, as trustee.

4.4	Indenture, dated as of February 12, 2010, by and among Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), Sabine Oil & Gas Finance Corporation (f/k/a NFR Energy Finance Corporation), the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, as trustee.

10.1	Intercreditor Agreement, dated December 14, 2012, by and among Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), as borrower, Wells Fargo Bank, National Association, as administrative agent for the senior indebtedness and Bank of America, N.A., in its capacity as administrative agent for the second lien obligations.

10.2	Second Amended and Restated Credit Agreement, dated as of December 16, 2014 among Forest Oil Corporation, Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto and the other parties thereto.

10.3	Amendment No. 1 to the Credit Agreement, dated as of January 23, 2013, among Sabine Oil & Gas LLC (f/k/a NFR Energy LLC), Bank of America, N.A., as administrative agent, the lenders party thereto and the other parties thereto.

10.4	Amendment No. 2 to the Credit Agreement, dated December 16, 2014, among Sabine Oil & Gas LLC, Bank of America, N.A., as administrative agent, the lenders party thereto and the other parties thereto.

10.5	Second Amended and Restated Registration Rights Agreement, dated as of December 16, 2014, by and among Sabine Investor Holdings LLC, Forest Oil Corporation and FR XI Onshore AIV, LLC.

10.6	Second Amended and Restated Stockholder’s Agreement, dated as of December 16, 2014, by and among Sabine Investor Holdings LLC, FR XI Onshore AIV, LLC and Forest Oil Corporation.

10.7	Assumption Agreement, dated as of December 16, 2014, entered into by Forest Oil Corporation.

99.1	Press release, dated December 16, 2014.